U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 29, 2017
ADVANCED EMISSIONS SOLUTIONS, INC.
(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

640 Plaza Drive, Suite 270, Highlands Ranch, CO	80129
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 598-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 29, 2017, (1) Advanced Emissions Solutions, Inc. (“AES”), ADA-ES, Inc. (“ADA-ES”), and ADA Environmental Solutions, LLC (“Environmental Solutions”) (collectively, the “Company”), (2) ADA Carbon Solutions, LLC, ADA Carbon Solutions (Red River), LLC, Crowfoot Supply Company, LLC and Five Forks Mining, LLC (collectively, the “AC Venture Defendants”), and (3) Energy Capital Partners, LLC, Energy Capital Partners I, LP, Energy Capital Partners I-A, LP, Energy Capital Partners I-B IP, LP and Energy Capital Partners I (Crowfoot IP), LP (collectively, the “ECP Defendants”) entered into the Termination of Certain Obligations under Settlement Agreement Regarding ADA-ES' Indemnity Obligations (the "Termination Agreement") to terminate certain provisions of the Indemnity Settlement Agreement dated November 28, 2011 amongst the Company, the AC Venture Defendants and the ECP Defendants (the "Settlement Agreement"). The Settlement Agreement was entered into in 2011 in connection with the settlement of alleged claims against the Company.

Pursuant to an agreement executed concurrently with the Termination Agreement, the Company, Norit International B.V. (“Norit International”) and Cabot Norit Americas, Inc. (“CNAI”) (CNAI and Norit International collectively referred to as “Norit”) agreed to a final payment in the amount of $3.3 million (the "Settlement Payment") to settle all outstanding royalty obligations owed under the terms of the settlement agreement between the Company and Norit dated August 29, 2011 ("Norit Settlement Agreement"). This amount was paid by the Company on December 29, 2017.

Under the Termination Agreement, and upon payment of the Settlement Payment, the Company was relieved of certain financial and indemnity obligations required by the terms of the Settlement Agreement, including the obligation to maintain letters of credit securing future royalty payment obligations owed under the Norit Settlement Agreement. The Termination Agreement provides for survival of certain indemnity provisions of the Settlement Agreement.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Termination of Certain Obligations under Settlement Agreement Regarding ADA-ES' Indemnity Obligations dated December 29, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 4, 2018

Advanced Emissions Solutions, Inc.
Registrant

/s/ L. Heath Sampson
L. Heath Sampson
President, Chief Executive Officer and Treasurer

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